CARPENTER TECHNOLOGY CORPORATION 4th Quarter Fiscal Year 2023 Earnings Call July 27, 2023 Exhibit 99.1

Cautionary Statement Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter Technology’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the fiscal year ended June 30, 2022, Form 10-Q for the fiscal quarters ended September 30, 2022, December 31, 2022, and March 31, 2023, and the exhibits attached to those filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, medical, transportation, energy, industrial and consumer, or other influences on Carpenter Technology's business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter Technology to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange rates; (6) the effect of government trade actions; (7) the valuation of the assets and liabilities in Carpenter Technology's pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter Technology, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter Technology's manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain a qualified workforce and key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; (16) the impact of potential cyber attacks and information technology or data security breaches; (17) inability of suppliers to meet obligations due to supply chain disruptions or otherwise; (18) inability to meet increased demand, production targets or commitments; (19) the ability to manage the impacts of natural disasters, climate change, pandemics and outbreaks of contagious diseases and other adverse public health developments, such as the COVID-19 pandemic; and (20) geopolitical, economic, and regulatory risks relating to our global business, including geopolitical and diplomatic tensions, instabilities and conflicts, such as the war in Ukraine, as well as compliance with U.S. and foreign trade and tax laws, sanctions, embargoes and other regulations. Any of these factors could have an adverse and/or fluctuating effect on Carpenter Technology's results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. We caution you not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation or as of the dates otherwise indicated in such forward-looking statements. Carpenter Technology undertakes no obligation to update or revise any forward-looking statements. Non-GAAP and other financial measures Financial information included in this presentation is unaudited. Some of the information included in this presentation is derived from Carpenter Technology's consolidated financial information but is not presented in Carpenter Technology's financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. © 2023 CRS Holdings, LLC. All rights reserved.

4th QUARTER FISCAL YEAR 2023 Tony Thene | President and Chief Executive Officer

Safety is Our Highest Value Total Case Incident Rate (TCIR) © 2023 CRS Holdings, LLC. All rights reserved.

Achieved operating income of $62.9 million, surpassing target to return to pre-pandemic operating income run rate in fourth quarter of fiscal year 2023 SAO segment significantly exceeded expectations with operating income of $80 million and adjusted operating margin reaching 16.8% Net sales excluding surcharge up 14% sequentially and 39% year-over-year driven by continued strengthening demand conditions across key end-use markets Demonstrated further acceleration in momentum with higher productivity, improving product mix and higher selling prices Generated $175 million of cash from operations, $144 million in adjusted free cash flow; total liquidity remains healthy at $393 million Exceeded Target to Return to Pre-Pandemic Operating Income Run Rate by end of FY23 © 2023 CRS Holdings, LLC. All rights reserved. Fourth Quarter Summary

Fourth Quarter End-Use Market Highlights

MARKET	Q4-23 NET SALES EX. SURCHARGE ($M)*	%	VS. Q4-22	VS. Q3-23	COMMENTS
AEROSPACE & DEFENSE	$294.2	53%	↑ +65%	↑ +22%	• Global travel surging and now nearly at pre-COVID levels, with ongoing demand increases • More material wanted sooner by all supply chains • Customers prioritizing security of supply • Defense spending increasing due to global events
MEDICAL	$66.6	12%	↑ +24%	↑ +7%	• Elective surgery demand high with strong patient backlog • OEMs urgently focused on increasing manufacturing activity to meet demand • Customers continue to push for accelerated deliveries
TRANSPORTATION	$36.8	7%	↑ +12%	↑ +8%	• Strong demand for light-duty vehicles, especially in North America • Light-duty inventories still well below historical levels
ENERGY	$34.8	6%	↑ +66%	↑ +22%	• Oil & gas capital expenditure outlook remains high • Advanced solutions critical for solving world's energy needs • Increasing power generation demand for new builds and overhauls
INDUSTRIAL & CONSUMER	$96.6	17%	↑ +17%	↑ +1%	• Strong demand across sub-markets, especially semiconductor • Ongoing pull from consumer electronics customers for material from hot strip mill at Reading, PA

*Excludes sales through Carpenter's Distribution businesses.

CARPENTER TECHNOLOGY © 2023 CRS Holdings, LLC. All rights reserved.

6

4th QUARTER FISCAL YEAR 2023 FINANCIAL OVERVIEW AND BUSINESS UPDATE Tim Lain | Senior Vice President and Chief Financial Officer

Income Statement Summary *Detailed schedule included in Non-GAAP Schedules in Appendix. © 2023 CRS Holdings, LLC. All rights reserved. $ millions, except pounds and per-share amounts Q4-23 Q4-22 Q3-23 YEAR-OVER-YEAR CHANGE SEQUENTIAL CHANGE Pounds (‘000) 61,428 51,760 57,302 9,668 4,126 Net Sales 758.1 563.8 690.1 194.3 68.0 Net Sales ex. Surcharge Revenue* 560.0 403.2 491.5 156.8 68.5 Gross Profit 119.0 72.0 93.5 47.0 25.5 Selling, General and Administrative Expenses 56.1 47.4 54.2 8.7 1.9 Operating Income 62.9 24.6 39.3 38.3 23.6 Special Items included in Operating Income — (9.7) — 9.7 — Operating Income ex. Special Items* 62.9 14.9 39.3 48.0 23.6 % of Net Sales ex. Surcharge Revenue and Special Items* 11.2% 3.7% 8.0% 7.5% 3.2% Effective Tax Rate 21.0% 51.9% 22.5% -30.9% -1.5% Net Income 38.4 2.6 18.6 35.8 19.8 Diluted Earnings per Share $0.78 $0.05 $0.38 $0.73 $0.40 Adjusted Diluted Earnings per Share* $0.78 $0.00 $0.38 $0.78 $0.40

Net sales excluding surcharge increased 16% sequentially on 9% higher shipment volumes and improving product mix driven primarily by Aerospace and Defense end-use market Exceeded target with significant progression in sequential and year-over-year productivity across facilities Demand continues to accelerate across end-use markets, especially Aerospace and Defense, and Medical, with customers wanting more material, sooner Focus on increasing productivity and optimizing capacity for higher-value product mix while managing preventive maintenance schedules Q1-24 operating income expected to be in the range of $72 million to $77 million © 2023 CRS Holdings, LLC. All rights reserved. $ millions Q4-23 Q4-22 Q3-23 YEAR-OVER-YEAR CHANGE SEQUENTIAL CHANGE Pounds ('000) 61,528 51,626 56,516 9,902 5,012 Net Sales 667.0 484.9 603.4 182.1 63.6 Net Sales ex. Surcharge Revenue * 477.2 327.2 411.5 150.0 65.7 Operating Income 80.0 30.0 49.0 50.0 31.0 Adjusted Operating Income * 80.0 20.0 49.0 60.0 31.0 Operating Margin 12.0% 6.2% 8.1% 5.8% 3.9% Adj. Operating Margin ex. Surcharge Rev. and Special Items* 16.8% 6.1% 11.9% 10.7% 4.9% SAO Segment Summary * Detailed schedule included in Non-GAAP schedules in Appendix Q4-23 Business Results Q1-24 Outlook

PEP Segment Summary

$ millions	Q4-23	Q4-22	Q3-23	YEAR-OVER-YEAR CHANGE	SEQUENTIAL CHANGE
Pounds ('000)*	3,328	2,808	3,232	520	96
Net Sales	118.7	95.8	115.1	22.9	3.6
Net Sales ex. Surcharge Revenue **	107.6	92.9	103.8	14.7	3.8
Operating Income	5.9	10.3	10.2	-4.4	-4.3
Adjusted Operating Income **	5.9	8.2	10.2	-2.3	-4.3
Operating Margin	*5.0%*	*10.8%*	*8.9%*	*-5.8%*	*-3.9%*
*Adj. Operating Margin ex. Surcharge Rev. and Special Item ***	*5.5%*	*8.8%*	*9.8%*	*-3.3%*	*-4.3%*

Q4-23 Business Results

- Net sales excluding surcharge increased 16% year-over-year and 4% sequentially driven by strong demand for titanium materials used in Aerospace and Defense and Medical end-use markets
- Operating income decreased sequentially primarily due to near-term timing of operating costs versus production flows in the Dynamet titanium business as activity levels ramp up to support customer demand

Q1-24 Outlook

- Demand conditions expected to remain strong with sequential net sales growth driven by the Dynamet titanium business
- Ongoing focus on increasing productivity and throughput rates to support increased sales and improving margins
- Q1-24 operating income expected to be in the range of $10 million to $11 million

* Pounds includes only Dynamet and Additive businesses

** Detailed schedule included in Non-GAAP schedules in Appendix

CARPENTER TECHNOLOGY
© 2023 CRS Holdings, LLC. All rights reserved.
10

Adjusted Free Cash Flow Summary The clerical accuracy of certain amounts may be impacted due to rounding. *Detailed schedule included in Non-GAAP Schedules in Appendix. © 2023 CRS Holdings, LLC. All rights reserved. $ millions Q4-23 Q3-23 Q2-23 Q1-23 FY23 FY22 Net Income + Non-Cash Items 84 61 49 32 226 86 Inventory 73 13 (106) (121) (140) (72) Working Capital / Other 18 (69) (29) 11 (71) (8) Total Net Working Capital / Other 91 (56) (135) (110) (211) (80) Net Cash Provided from (Used for) Operating Activities 175 5 (86) (78) 15 6 Purchases of Property, Plant, Equipment and Software (31) (21) (18) (13) (82) (91) Proceeds from Disposals of Property, Plant and Equipment and Assets Held for Sale — — — — — 2 Adjusted Free Cash Flow * 144 (16) (104) (91) (67) (83)               Cash 45 22 20 53 45 154 Available Borrowing Under Credit Facility 348 190 217 298 348 294 Total Liquidity 393 212 237 351 393 448

$ in millions FY23 FY24 ESTIMATE Depreciation and Amortization $131 $131 Capital Expenditures $82 $125-130 Pension Contributions $ - $11 Net Pension Expense $20 $24 Interest Expense $54 $52-54 Effective Tax Rate 22% 22-24% Selected Fiscal Year 2024 Guidance © 2023 CRS Holdings, LLC. All rights reserved.

4th QUARTER FISCAL YEAR 2023 CLOSING COMMENTS Tony Thene | President and Chief Executive Officer

Fourth Quarter Recap Exceeded target to return to fiscal year 2019 operating income run-rate by the end of fiscal year 2023 Achieved adjusted operating income of $62.9 million, a significant improvement from $39.3 million in the previous quarter and $14.9 million in the fourth quarter of fiscal year 2022 SAO accelerated productivity improvements and capacity optimization for improving product mix, resulting in a significant increase in adjusted operating income and margin Net sales excluding surcharge up 14% sequentially and up 39% year-over-year, with increasing demand across end-use markets Demonstrated further acceleration in momentum with higher productivity, improving product mix and higher selling prices Generated $175 million of cash from operations, supporting healthy liquidity Exceeded Expectations for Fourth Quarter with Momentum to Drive Growth in FY24 © 2023 CRS Holdings, LLC. All rights reserved.

Compelling Near-Term and Long-Term Financial Outlook

Projecting Q1 FY24 operating income performance above historical trend



Operating Income ($M)
63
54-60
Previous guidance
61-67
Previous guidance
Q4FY23
Q1FY24
(projected)

- This range would exceed the operating income in the first quarter of fiscal year 2020, our most profitable first quarter in recent history
- Strengthening demand across end-use markets combined with increasing productivity across facilities, improving product mix and pricing actions drive increasing profitability
- Managing preventive maintenance schedules to maximize shipments

On path to achieve goal of doubling FY19 operating income by FY27 - Projecting FY24 to be meaningful step forward



Operating Income ($M)
2x
460-500
~40% CAGR
~$350M OI
243
133
FY19
FY23
FY27

- Annual achievement towards FY27 target will be front-end loaded in FY24
- Expect increasing quarterly earnings through FY24
- Consistent with historical performance, expect 2nd half FY24 to be greater than 1st half FY24
- Progression of productivity gains could accelerate earnings growth in FY24

CARPENTER TECHNOLOGY
© 2023 CRS Holdings, LLC. All rights reserved.
15

APPENDIX OF NON-GAAP SCHEDULES

Non-GAAP Schedules Adjusted diluted earnings (loss) per share © 2023 CRS Holdings, LLC. All rights reserved. Management believes that earnings (loss) per share adjusted to exclude the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. $ millions, except per-share amounts Q4-23 Q4-22 Q3-23 FY23 FY22 Diluted Earnings (Loss) per Share $0.78 $0.05 $0.38 $1.14 ($1.01) Net Income (Loss) 38.4 2.6 18.6 56.4 (49.1) Special Items, net of tax: COVID-19 Costs — 0.6 — — 4.6 COVID-19 Employee Retention Credits — (9.9) — — (9.9) Acquisition-related Contingent Liability Release — — — — (3.6) Environmental Site Charge — 1.9 — — 1.9 Debt Extinguishment Losses, net — 4.7 — — 4.7 Special Items, net of tax: — (2.7) — — (2.3) Net Income (Loss) Excluding Special Items 38.4 (0.1) 18.6 56.4 (51.4) Adjusted Diluted Earnings (Loss) per Share $0.78 $0.00 $0.38 $1.14 ($1.06)

Non-GAAP Schedules

Adjusted operating margin, excluding surcharge revenue and special items

$ millions	Q4-23	Q4-22	Q3-23	FY23	FY22
Net Sales	758.1	563.8	690.1	2,550.3	1,836.3
Less: Surcharge Revenue	198.1	160.6	198.6	702.3	436.3
Net Sales Excluding Surcharge Revenue	560.0	403.2	491.5	1,848.0	1,400.0
Operating Income (Loss)	62.9	24.6	39.3	133.1	(24.9)
Special Items:					
COVID-19 Costs	—	0.6	—	—	5.9
COVID-19 Employee Retention Credits	—	(12.7)	—	—	(12.7)
Acquisition-related Contingent Liability Release	—	—	—	—	(4.7)
Environmental Site Charge	—	2.4	—	—	2.4
Special Items	—	(9.7)	—	—	(9.1)
Operating Income (Loss) Excluding Special Items	62.9	14.9	39.3	133.1	(34.0)
Operating Margin	8.3%	4.4%	5.7%	5.2%	-1.4%
Adjusted Operating Margin, Excluding Surcharge Revenue and Special Items	11.2%	3.7%	8.0%	7.2%	-2.4%

Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of special items from operating margin is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

CARPENTER TECHNOLOGY © 2023 CRS Holdings, LLC. All rights reserved.

18

Non-GAAP Schedules

Adjusted segment operating margin, excluding surcharge revenue and special items

$ millions	SAO Q4-23	SAO Q4-22	SAO Q3-23	PEP Q4-23	PEP Q4-22	PEP Q3-23
Net Sales	667.0	484.9	603.4	118.7	95.8	115.1
Less: Surcharge Revenue	189.8	157.7	191.9	11.1	2.9	11.3
Net Sales Excluding Surcharge Revenue	477.2	327.2	411.5	107.6	92.9	103.8
Operating Income	80.0	30.0	49.0	5.9	10.3	10.2
Special Items:						
COVID-19 Costs	—	0.6	—	—	—	—
COVID-19 Employee Retention Credits	—	(10.6)	—	—	(2.1)	—
Special Items	—	(10.0)	—	—	(2.1)	—
Adj. Operating Income Excluding Special Items	80.0	20.0	49.0	5.9	8.2	10.2
Operating Margin	12.0 %	6.2 %	8.1 %	5.0 %	10.8 %	8.9 %
Adj. Operating Margin Excluding Surcharge Revenue and Special Items	16.8 %	6.1 %	11.9 %	5.5 %	8.8 %	9.8 %

Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of special items from operating margin is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

CARPENTER TECHNOLOGY
© 2023 CRS Holdings, LLC. All rights reserved.
19

Non-GAAP Schedules

Adjusted Free Cash Flow

$ millions	Q4-23	Q3-23	Q2-23	Q1-23	FY23	FY22
Net Cash Provided from (Used for) Operating Activities	174.9	4.3	(86.4)	(78.0)	14.7	6.0
Purchases of Property, Plant, Equipment and Software	(30.8)	(20.5)	(17.5)	(13.5)	(82.3)	(91.3)
Proceeds from Disposals of Property, Plant and Equipment and Assets Held for Sale	—	—	—	—	—	2.2
Adjusted Free Cash Flow	144.1	(16.2)	(103.9)	(91.5)	(67.6)	(83.1)

Management believes that the adjusted free cash flow measure provides useful information to investors regarding the Company's financial condition because it is a measure of cash generated, which management evaluates for alternative uses. Historically, this non-GAAP financial measure included cash used for dividends paid on outstanding common stock and participating securities. Management believes that excluding cash dividends paid from adjusted free cash flow will provide a more direct comparison to operating cash flow, a GAAP-defined financial measure. Fiscal year 2022 has been reclassified to conform to the current presentation.

The clerical accuracy of certain amounts may be impacted due to rounding.

CARPENTER TECHNOLOGY
© 2023 CRS Holdings, LLC. All rights reserved.
20

Your trusted partner in innovation. Carpenter Technology Corporation (NYSE: CRS) is a global leader in high-performance specialty alloy-based materials and process solutions for critical applications in the aerospace, defense, medical, transportation, energy, industrial and consumer electronics markets. For additional information, please contact your nearest sales office: info@cartech.com | 610 208 2000 carpentertechnology.com